FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT B

The Guardian Separate Account B

STATEMENTS OF ASSETS AND LIABILITIES

	Victory RS Large Cap Alpha VIP Series	Victory RS International VIP Series

	(1)	(2)

Assets:
Shares owned in underlying fund	—	—
Net asset value per share (NAV)	39.76	19.47

Total Assets (Shares x NAV)	$—	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$—	$—

Net Assets: Total
Contract value in accumulation period	$—	$—
Retained in Separate Account B by the Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$—	$—

Total Units Outstanding	—	—
Unit Value (Accumulation)	$402.54	$84.41

Cost of Shares in Underlying Fund	$—	$—
(1) Portfolio liquidated as of April 25, 2025
(2) Portfolio liquidated as of August 29, 2025

STATEMENTS OF OPERATIONS

	Victory RS Large Cap Alpha VIP Series	Victory RS International VIP Series

	1/1/2025 to 4/25/2025	1/1/2025 to 8/29/2025

2025 Investment Income
Income:
Reinvested dividends	$1,036,961	$159,792
Expenses:
Mortality expense risk and administrative charges	109,748	23,110

Net investment income/(expense)	927,213	136,682

2025 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(7,280,931)	1,132,620
Reinvested realized gain distributions	11,093,544	390,461

Net realized gain/(loss) on investments	3,812,613	1,523,081
Net change in unrealized appreciation/(depreciation) of investments	(6,622,908)	(389,391)

Net realized and unrealized gain/(loss) from investments	(2,810,295)	1,133,690

2025 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,883,082)	$1,270,372

See notes to financial statements

B-2

Investment Options
Fidelity VIP Government Money Market Service Class 2	Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund	Guardian Balanced Allocation VIP Fund	Guardian Equity Income VIP Fund

12/31/2025	12/31/2025	12/31/2025	12/31/2025	12/31/2025

11,363,807	3,291,512	514,647	1,622,775	5,125,435
1.00	14.02	10.97	14.33	13.92

$11,363,807	$46,146,993	$5,645,681	$23,254,373	$71,346,058

1,645	4,162	964	3,048	6,292

$11,362,162	$46,142,831	$5,644,717	$23,251,325	$71,339,766

$11,196,792	$46,142,831	$5,644,717	$23,251,325	$71,339,766
165,370	—	—	—	—

$11,362,162	$46,142,831	$5,644,717	$23,251,325	$71,339,766

1,001,021	3,094,435	524,157	1,652,820	6,058,309
$11.35	$14.91	$10.77	$14.07	$11.78

$11,363,807	$29,830,296	$5,177,306	$16,410,853	$62,338,094

Investment Options
Fidelity VIP Government Money Market Service Class 2	Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund	Guardian Balanced Allocation VIP Fund	Guardian Equity Income VIP Fund

1/1/2025 to 12/31/2025	1/1/2025 to 12/31/2025	1/1/2025 to 12/31/2025	1/1/2025 to 12/31/2025	4/25/2025 to 12/31/2025

$283,919	$—	$—	$—	$—

38,795	227,469	28,431	113,292	240,160

245,124	(227,469)	(28,431)	(113,292)	(240,160)

—	1,672,716	52,287	557,752	327,601
—	—	—	—	—

—	1,672,716	52,287	557,752	327,601
—	3,516,624	305,562	2,157,463	9,007,964

—	5,189,340	357,849	2,715,215	9,335,565

$245,124	$4,961,871	$329,418	$2,601,923	$9,095,405

B-3

The Guardian Separate Account B

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2024 and 2025

	Victory RS Large Cap Alpha VIP Series	Victory RS International VIP Series

	1/1/2024 to 4/25/2025	1/1/2024 to 8/29/2025

2024 Increase/(Decrease) from Operations
Net investment income/(expense)	$572,211	$159,579
Net realized gain/(loss) from sale of investments	(160,215)	71,831
Reinvested realized gain distributions	2,521,433	—
Net change in unrealized appreciation/(depreciation) of investments	9,730,896	117,012

Net increase/(decrease) resulting from operations	12,664,325	348,422

2024 Contract Transactions
Transfers on account of death	(3,563,884)	(346,374)
Transfers on account of surrenders and withdrawals	(760,882)	(18,559)
Transfers of policy loans	(195,573)	(22,669)
Transfers of cost of insurance and policy fees	(1,505,579)	(145,162)
Transfers between investment divisions, net	176,025	(161,213)
Transfers–other	(101,798)	(8,613)

Net increase/(decrease) from policy transactions	(5,951,691)	(702,590)

Total Increase/(Decrease) in Net Assets	6,712,634	(354,168)
Net increase/(decrease) in amounts retained in Separate Account B	—	—
Net Assets at December 31, 2023	62,483,736	6,721,256

Net Assets at December 31, 2024	$69,196,370	$6,367,088

2025 Increase/(Decrease) from Operations
Net investment income/(expense)	$927,213	$136,682
Net realized gain/(loss) from sale of investments	(7,280,931)	1,132,620
Reinvested realized gain distributions	11,093,544	390,461
Net change in unrealized appreciation/(depreciation) of investments	(6,622,908)	(389,391)

Net increase/(decrease) resulting from operations	(1,883,082)	1,270,372

2025 Contract Transactions
Transfers on account of death	(799,711)	(79,548)
Transfers on account of surrenders and withdrawals	(449,573)	(27,140)
Transfers of policy loans	(14,549)	(11,098)
Transfers of cost of insurance and policy fees	(507,888)	(99,345)
Transfers between investment divisions, net	(65,535,182)	(7,425,966)
Transfers–other	(6,385)	5,637

Net increase/(decrease) from policy transactions	(67,313,288)	(7,637,460)

Total Increase/(Decrease) in Net Assets	(69,196,370)	(6,367,088)
Net increase/(decrease) in amounts retained in Separate Account B	—	—
Net Assets at December 31, 2024	69,196,370	6,367,088

Net Assets at December 31, 2025	$—	$—

See notes to financial statements

B-4

Investment Options
Fidelity VIP Government Money Market Service Class 2	Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund	Guardian Balanced Allocation VIP Fund	Guardian Equity Income VIP Fund

1/1/2024 to 12/31/2025	1/1/2024 to 12/31/2025	1/1/2024 to 12/31/2025	1/1/2024 to 12/31/2025	4/25/2025 to 12/31/2025

$279,697	$(220,164)	$(31,434)	$(115,912)	$—
—	884,436	17,747	540,583	—
—	—	—	—	—
—	6,937,003	67,756	2,400,385	—

279,697	7,601,275	54,069	2,825,056	—

(1,086,829)	(1,870,437)	(402,132)	(1,908,719)	—
(446,360)	(539,708)	(310,117)	(391,320)	—
(11,069)	7,006	21,952	44,908	—
(135,759)	(925,206)	(146,699)	(499,546)	—
(359,900)	281,337	3,528	60,222	—
(1,367)	(61,390)	(3,067)	(4,973)	—

(2,041,284)	(3,108,398)	(836,535)	(2,699,428)	—

(1,761,587)	4,492,877	(782,466)	125,628	—
(13,346)	—	—	—	—
7,408,632	40,521,538	6,703,758	22,147,532	—

$5,633,699	$45,014,415	$5,921,292	$22,273,160	$—

$245,124	$(227,469)	$(28,431)	$(113,292)	$(240,160)
—	1,672,716	52,287	557,752	327,601
—	—	—	—	—
—	3,516,624	305,562	2,157,463	9,007,964

245,124	4,961,871	329,418	2,601,923	9,095,405

(91,459)	(2,462,951)	(527,259)	(1,379,921)	(1,291,644)
(53,469)	(935,500)	(32,469)	(174,902)	(484,871)
(4,387)	(380,863)	(71,045)	(97,025)	(277,480)
(164,498)	(971,950)	(149,046)	(477,022)	(1,054,492)
5,799,539	993,020	177,432	535,435	65,426,492
(820)	(75,211)	(3,606)	(30,323)	(73,644)

5,484,906	(3,833,455)	(605,993)	(1,623,758)	62,244,361

5,730,030	1,128,416	(276,575)	978,165	71,339,766
(1,567)	—	—	—	—
5,633,699	45,014,415	5,921,292	22,273,160	—

$11,362,162	$46,142,831	$5,644,717	$23,251,325	$71,339,766

B-5

THE GUARDIAN SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (December 31, 2025)

NOTE 1 — ORGANIZATION

The Guardian Separate Account B (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on November 16, 1984, and commenced operations on June 28, 1985. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the single premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment options established within the Account as selected by the policyowner. The Account currently comprises five investment options, which invest in the shares of certain mutual funds. The policyowner may transfer his or her policy value among the five investment options within the Account. However, a policyowner can only invest in up to four investment options at any time.

The five investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

Fidelity VIP Government Money Market Portfolio Service Class 2 Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund Guardian Balanced Allocation VIP Fund Guardian Equity Income VIP Fund

The below funds were part of a fund substitution and are no longer available as an investment option under this contract in 2025:

Existing Fund	Replacement Fund	Date
Victory RS Large Cap Alpha VIP Series	Guardian Equity Income VIP Fund	April 25, 2025

The below funds were liquidated and no longer available as an investment option under this contract in 2025:

Existing Fund	Replacement Fund	Date
Victory RS International VIP Series	Fidelity VIP Government Money Market Portfolio Service Class 2	August 29, 2025

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Assets and related liabilities are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by policyowners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

B-6

The Guardian Separate Account B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025 (continued)

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2025, there were no transfers into or out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little, or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2025, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2025, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $157,756,912.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2025, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2025, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

B-7

The Guardian Separate Account B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025 (continued)

Individual Mortality Table Used and the Assumed Investment Return

The charge for Variable Life Insurance policies is based on the 1958 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Guardian does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Under the provisions of Section 817(h) of the IRC, a variable life policy will not be treated as a life policy for federal tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Segmented Reporting

In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

The management committee of GIAC evaluates third-party funds and determines the selection of funds to offer within the product offering. All funds are sourced from third party asset managers which employ a governance structure to oversee fund strategy and performance, all of which is an element contemplated in the Separate Account Management Committee’s determination of fund offerings. Accordingly, the Management Committee, acts as the fund’s chief operating decision maker (“CODM”) assessing performance and making decisions about product offering allocation. The CODM has determined that the fund has a single operating segment based on the fact that the CODM monitors the operating results of the fund as a whole and that the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the fund’s Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.

B-8

The Guardian Separate Account B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025, were as follows:

	Purchases	Sales
Victory RS Large Cap Alpha VIP Series	$12,135,392	$67,435,707
Victory RS International VIP Series	572,750	7,684,889
Fidelity VIP Government Money Market Portfolio Service Class 2	7,369,331	1,641,074
Guardian All Cap Core VIP Fund	1,216,177	5,278,631
Guardian Core Fixed Income VIP Fund	319,831	954,825
Guardian Balanced Allocation VIP Fund	532,635	2,269,393
Guardian Equity Income VIP Fund	66,093,535	4,083,042

Total	$88,239,651	$89,347,561

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts, through a reduction of the unit value, a daily charge from the net assets of the Account that, on an annual basis, is equal to a rate of .50% of the average daily net assets of the Account.

Under the terms of the policy, GIAC deducts, through a redemption of units, certain charges from the contract premium which are known as “policy loading.” The policy loading includes sales and administrative expenses, state premium taxes and a risk charge for the guaranteed minimum death benefit.

The gross single premium paid by a policyowner is allocated to the Account on the policy date and becomes the policy’s account value. Thereafter, policy loading is subtracted from a policy’s account value in equal yearly installments at the beginning of the second through the eleventh policy years. There were no policy loading fees for the years ended December 31, 2025 and 2024.

In addition, GIAC deducts, through a redemption of units, a monthly charge for the cost of life insurance, based on the account value of the policyowner’s insurance in force, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 2025 and 2024, deductions for the cost of life insurance amounted to $3,422,221 and $3,357,951, respectively, which are reflected in “Transfer of cost of insurance and policy fees” in the Statement of Changes in Net Assets.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, that are attributable to the Account.

Effective October 3, 2024, Victory Capital Management, Inc. (“VCM”) has terminated the sub-advisory agreement with PAIA and effective October 4, 2024, the Fund is now managed by VCM’s Victory Income Investors investment franchise.

Park Avenue Institutional Advisers LLC (“PAIA”), a wholly owned subsidiary of Guardian Investor Services, LLC, which is a wholly owned subsidiary of The Guardian Life Insurance Company of America, provides day to day investment management services to the following new proprietary third-party sub-advised Guardian Variable Product Trust Funds:

•	Guardian All Cap Core VIP Fund
•	Guardian Core Fixed Income VIP Fund
•	Guardian Balanced Allocation VIP Fund
•	Guardian Equity Income VIP Fund

B-9

The Guardian Separate Account B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025 (continued)

GIAC has administrative service fee agreements with Victory Capital Management Inc., Fidelity Management & Research Company and EULAV Asset Management, LLC. These fees range from .14% to .40% of the average daily net assets. These fees are borne and paid to GIAC by investment advisers, and therefore, are not recorded in the financial statements of the Fund.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account. These amounts are reflected in the “Liabilities” in the Statements of Assets and Liabilities. The income earned on the amounts retained by GIAC in the Account is reflected in “Mortality and expense risk charges” in the Statements of Operations.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2025 and 2024, were as follows:

	2025			2024
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Victory RS Large Cap Alpha VIP Series	—	166,601	(166,601)	1,397	16,723	(15,326)
Victory RS International VIP Series	—	90,925	(90,925)	484	10,314	(9,830)
Fidelity VIP Government Money Market Portfolio Service Class 2	488,119	—	488,119	2,129	192,784	(190,655)
Guardian All Cap Core VIP Fund	—	277,185	(277,185)	43,987	299,143	(255,156)
Guardian Core Fixed Income VIP Fund	—	59,088	(59,088)	13,573	97,055	(83,482)
Guardian Balanced Allocation VIP Fund	—	126,150	(126,150)	23,301	247,499	(224,198)
Guardian Equity Income VIP Fund	6,058,309	—	6,058,309	—	—	—

NOTE 6 — FINANCIAL HIGHLIGHTS

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyowners’ accounts through redemption of units:

		Units Outstanding	Net Assets		Investment
			Unit Value	In Whole $	Expense Ratio(1)	Income Ratio(2)	Total Return(3)

Victory RS Large Cap Alpha VIP Series(7)
	2025	—	$402.54	$—	N/A	N/A	N/A
	2024	166,601	415.34	69,196,370	0.50%	1.35%	20.93%
	2023	181,927	343.46	62,483,736	0.50%	1.28%	13.12%
	2022	202,548	303.62	61,497,578	0.50%	1.37%	-4.81%
	2021	225,796	318.97	72,021,982	0.50%	1.09%	22.87%

Victory RS International VIP Series(8)
	2025	—	$84.41	$—	0.50%	3.57%	20.54%
	2024	90,925	70.03	6,367,088	0.50%	2.83%	4.97%
	2023	100,755	66.71	6,721,256	0.50%	2.80%	19.42%
	2022	104,656	55.86	5,846,061	0.50%	2.74%	-16.23%
	2021	114,219	66.69	7,616,775	0.50%	1.77%	13.79%

Victory INCORE Investment Quality Bond VIP Series(5)
	2025	—	$—	$—	—	—	—
	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
	2022	—	—	—	—	—	—
	2021	119,921	75.08	9,003,165	0.50%	2.08%	-0.72%

B-10

The Guardian Separate Account B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025 (continued)

		Units Outstanding	Net Assets		Investment
			Unit Value	In Whole $	Expense Ratio(1)	Income Ratio(2)	Total Return(3)

Fidelity VIP Government Money Market Portfolio Service Class 2
	2025	1,001,021	$11.35	$11,362,162	0.50%	3.73%	3.34%
	2024	512,902	10.98	5,633,699	0.50%	4.75%	4.31%
	2023	703,557	10.53	7,408,632	0.50%	4.53%	4.11%
	2022	671,986	10.11	6,797,083	0.50%	1.26%	0.74%
	2021	770,417	10.04	7,735,095	0.50%	0.01%	-0.50%

Value Line Centurion Fund(5)
	2025	—	$—	$—	—	—	—
	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
	2022	—	—	—	—	—	—
	2021	160,418	277.89	44,577,688	0.50%	0.02%	19.07%

Value Line Strategic Asset Management Trust(5)
	2025	—	$—	$—	—	—	—
	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
	2022	—	—	—	—	—	—
	2021	107,449	243.91	26,207,606	0.50%	0.31%	15.29%

Guardian All Cap Core VIP Fund(4)
	2025	3,094,435	$14.91	$46,142,831	0.50%	0.00%	11.69%
	2024	3,371,620	13.35	45,014,415	0.50%	0.00%	19.49%
	2023	3,626,776	11.17	40,521,538	0.50%	0.00%	22.32%
	2022	3,901,266	9.13	35,635,499	0.50%	0.00%	-8.66%

Guardian Core Fixed Income VIP Fund(4)
	2025	524,157	$10.77	$5,644,717	0.50%	0.00%	6.08%
	2024	583,245	10.15	5,921,292	0.50%	0.00%	0.97%
	2023	666,727	10.05	6,703,758	0.50%	0.00%	4.99%
	2022	724,877	9.58	6,942,185	0.50%	0.00%	-4.23%

Guardian Balanced Allocation VIP Fund(4)
	2025	1,652,820	$14.07	$23,251,325	0.50%	0.00%	12.36%
	2024	1,778,970	12.52	22,273,160	0.50%	0.00%	13.24%
	2023	2,003,168	11.06	22,147,532	0.50%	0.00%	17.28%
	2022	2,195,281	9.43	20,696,166	0.50%	0.00%	-5.72%

Guardian Equity Income VIP Fund(6)
	2025	6,058,309	$11.78	$71,339,766	0.50%	0.00%	17.76%

(1)	These amounts represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.
(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios

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The Guardian Separate Account B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025 (continued)

do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations April 29, 2022.
(5)	As of April 29, 2022, certain funds were liquidated as a result of fund substitution and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquidated funds were transferred to each respective Guardian VIP Fund. The expense ratio, investment income ratio and total returns were and total returns were not applicable as of December 31, 2022 as a result of liquidation.
(6)	Portfolio commenced operations April 25, 2025.
(7)	As of April 25, 2025, certain funds were liquidated as a result of fund substitution and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquidated funds were transferred to each respective Guardian VIP Fund. The expense ratio, investment income ratio and total returns were and total returns were not applicable as of December 31, 2025 as a result of liquidation.
(8)	Portfolio liquidated as of August 29, 2025 and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquidated fund was transferred to the Fidelity VIP Government Money Market Portfolio.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Policyowners of The Guardian Separate Account B

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment options of The Guardian Separate Account B indicated in the table below as of December 31, 2025, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below , including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account B as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Victory RS Large Cap Alpha VIP Series(2)

Victory RS International VIP Series(3)

Fidelity VIP Government Money Market Portfolio Service Class 2(1)

Guardian Equity Income VIP Fund(4)

Guardian All Cap Core VIP Fund(1)

Guardian Core Fixed Income VIP Fund(1)

Guardian Balanced Allocation VIP Fund(1)

(1)	Statement of operations for the year ended December 31, 2025, and statement of changes in net assets for the years ended December 31, 2025, and 2024.
(2)	Statement of operations for the period January 1, 2025, through April 25, 2025 (date of liquidation) and statement of changes in net assets for the period January 1, 2025, through April 25, 2025 (date of liquidation) and the year ended December 31, 2024.
(3)	Statement of operations for the period January 1, 2025, through August 29, 2025 (date of liquidation) and statement of changes in net assets for the period January 1, 2025, through August 29, 2025 (date of liquidation) and the year ended December 31, 2024.
(4)	Statement of operations for the period April 25, 2025 (commencement of operations) through December 31, 2025, and statement of changes in net assets for the period April 25, 2025 (commencement of operations) through December 31, 2025.

Basis for Opinions

These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc.’s management. Our responsibility is to express an opinion on the financial statements of each of the investment options of The Guardian Separate Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment options of The Guardian Separate Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodians of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 17, 2026

We have served as the auditor of one or more of the investment options of The Guardian Separate Account B since 1992.

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